Revenue	6 Months Ended
Jun. 30, 2023
Revenue
Revenue

3.     Revenue

Collaboration with Genentech Inc.

In August 2018, Affimed entered into a strategic collaboration agreement with Genentech Inc. (Genentech), headquartered in South San Francisco, USA. Under the terms of the agreement, Affimed is providing services related to the development of novel NK cell engager-based immunotherapeutics to treat multiple cancers. The Genentech agreement became effective at the beginning of October 2018. Under the terms of the agreement, Affimed received $96.0 million (€83.2 million) in initial upfront and committed funding on October 31, 2018.

The Group recognized €0.2 million and €0.3 million as revenue during the three and six months ended June 30, 2023 (2022: €3.3 million and €7.3 million). As of the end of 2022, Affimed had completed work on and/or handed over all product candidates for further investigation by Genentech. The remaining revenue recognized during the six months ended June 30, 2023 relates to a platform license. As of June 30, 2023, the Group held contract liabilities of €1.4 million (December 31, 2022: €1.7 million), which will be recognized as revenue in subsequent periods.

Under the terms of the agreement, Affimed is eligible to receive up to an additional $5.0 billion over time, including payments upon achievement of specified development, regulatory and commercial milestones. Affimed is also eligible to receive royalties on any potential sales.

Collaboration with Roivant Sciences Ltd.

On November 9, 2020, Affimed and Affivant Sciences GmbH (formerly Pharmavant 6 GmbH), a subsidiary of Roivant Sciences Ltd. (Roivant), announced a strategic collaboration agreement which grants Roivant a license to the preclinical molecule AFM32. Under the terms of the agreement, Affimed received $60 million in upfront consideration, comprised of $40 million in cash and pre-funded research and development funding, and $20 million of common shares in Roivant. The Group is eligible to receive up to an additional $2 billion in milestone payments upon achievement of specified development, regulatory and commercial milestones, as well as tiered royalties on net sales.

The Group recognized €1.1 million and €5.4 million as revenue during the three and six months ended June 30, 2023 (2022: €4.0 million and €7.9 million). As of June 30, 2023, the Group held contract liabilities of €3.3 million (December 31, 2022: €8.6 million), which will be recognized as revenue in subsequent periods as services are provided.

Contract balances

The following table provides information about receivables and contract liabilities from contracts with customers.

	June 30, 2023	December 31, 2022

Receivables	10	0
Contract liabilities	4,729	10,331

An amount of  €1.2 million and €5.7 million included in contract liabilities at the beginning of the period has been recognized as revenue during the three and six months ended June 30, 2023.

The remaining performance obligations as of June 30, 2023 are approximately €4.7 million and are expected to be largely recognized as revenue over the next 12 months (€4.0 million), with a smaller portion being realized thereafter (€0.8 million).

Disaggregation of revenue

	Three months	Three months	Six months	Six months
	ended	ended	ended	ended
	June 30, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Geographic information
Revenue:
Germany	0	14	0	151
USA	1,390	7,287	5,900	15,156
	1,390	7,301	5,900	15,307

Major service lines:
Collaboration revenue	1,215	7,284	5,671	15,153
Service revenue	175	17	229	154
	1,390	7,301	5,900	15,307

Timing on revenue recognition:
Point in time	0	0	0	0
Over time	1,390	7,301	5,900	15,307
	1,390	7,301	5,900	15,307